Exhibit 99.1

LETTER OF TRANSMITTAL

For

Senior Floating Rate Notes due 2012, Series B

of

QUALITY DISTRIBUTION, LLC

and QD CAPITAL CORPORATION

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 p.m., NEW YORK TIME,

ON [                    ], 2008 (THE “EXPIRATION DATE”), UNLESS EXTENDED

The Exchange Agent for the Exchange Offer is:

THE BANK OF NEW YORK TRUST COMPANY, N.A.

For Delivery by Hand, Overnight Delivery, Registered or Certified Mail:

The Bank of New York Trust Company, N.A.

Corporate Trust Operations

Reorganization Unit

101 Barclay Street—7E

New York, New York 10286

By Facsimile Transmission:

(212) 298-1915

Corporate Trust Operations

Reorganization Unit

To Confirm by Telephone or for Information Call:

(212) 815-2742

Corporate Trust Operations

Reorganization Unit

Delivery of this Letter of Transmittal to an address other than as set forth above or transmission via a facsimile transmission to a number other than as set forth above will not constitute a valid delivery.

The undersigned acknowledges receipt of the Prospectus dated [                    ], 2008 (the “Prospectus”) of Quality Distribution, LLC and QD Capital Corporation (the “Issuers”) and this Letter of Transmittal (the “Letter of Transmittal”), which together describe the Issuers’ offer (the “Exchange Offer”) to exchange their Senior Floating Rate Notes due 2012, Series B (the “Exchange Notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for an equal aggregate principal amount of their outstanding Senior Floating Rate Notes due 2012, Series B (the “Old Notes” and, together with the Exchange Notes, the “Notes”) from the holders thereof.

As set forth in the Prospectus, the terms of the Exchange Notes are identical in all material respects to the Old Notes, except that the Exchange Notes (i) have been registered under the Securities Act of 1933, and therefore will not bear legends restricting their transfer, (ii) are not entitled to registration rights to which the Old Notes are entitled under the Registration Rights Agreement, dated as of December 18, 2007, among the Issuers, the initial purchaser of the Old Notes and the guarantors of the Old Notes set forth on Annex I thereto (the “Registration Rights Agreement”), and (iii) will not contain certain provisions providing for the payment of additional interest to the holders of the Old Notes under certain circumstances relating to the registration or consummation of the Exchange Offer.

Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND

THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amounts should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF OLD NOTES TENDERED HEREWITH
Name(s) and Address(es) of Registered Holder(s) (Please fill in)	Certificate Number(s)*	Aggregate Principal Amount Represented by Old Notes*	Principal Amount Tendered**

Total

*	Need not be completed by book-entry holders.
**	Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Old Notes. See instruction 2.

Holders of Old Notes whose Old Notes are not immediately available or who cannot deliver all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus.

Unless the context otherwise requires, the term “holder” for purposes of this Letter of Transmittal means any person in whose name Old Notes are registered or any other person who has obtained a properly completed bond power from the registered holder or any person whose Old Notes are held of record by The Depository Trust Company (“DTC”).

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s)
Window Ticket Number (if any)

Date of Execution of Notice of Guaranteed Delivery
Name of Eligible Institution that Guaranteed Delivery

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO AND COMPLETE THE FOLLOWING:

Name(s)
Address

SPECIAL EXCHANGE INSTRUCTIONS (See Instructions 3, 4 and 5)	SPECIAL EXCHANGE INSTRUCTIONS (See Instructions 3, 4 and 5)

To be completed ONLY if certificates for Old Notes in a principal amount not tendered, or Exchange Notes issued in exchange for Old Notes accepted for exchange, are to be issued in the name of someone other than the undersigned.

To be completed ONLY if certificates for Old Notes in a principal amount not tendered, or Exchange Notes issued in exchange for Old Notes accepted for exchange, are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Issue certificate(s) to:	Deliver certificate(s) to:

Name	Name
(Please Print)	(Please Print)

Address	Address

(Include Zip Code)	(Include Zip Code)

(Tax Identification or Social Security No.)	(Tax Identification or Social Security No.)

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuers the principal amount of the Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of all or any portion of the Old Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Issuers all right, title and interest in and to such Old Notes as are being tendered herewith.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Old Notes, and to acquire Exchange Notes issuable upon the exchange of such tendered Old Notes, and that, when the same are accepted for exchange, the Issuers will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Issuers. The undersigned hereby further represents and warrants that (i) any Exchange Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, (ii) neither the holder of such Old Notes nor any such other person is participating in, intends to participate in or has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes, (iii) neither the holder of such Old Notes nor any such other person is an “affiliate,” as defined in Rule 405 under the Securities Act, of either of the Issuers, and (iv) the undersigned is not acting on behalf of any person who could not truthfully make the foregoing representations.

The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the “SEC”), as set forth in no-action letters issued to third parties, that the Exchange Notes issued pursuant to the Exchange Offer in exchange for the Old Notes may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an “affiliate” of either of the Issuers within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders’ business and such holders have no arrangement with any person to participate in the distribution of such Exchange Notes. However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes and has no arrangement or understanding to participate in a distribution of Exchange Notes. If any holder is an affiliate of either of the Issuers, is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such holder (i) could not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Issuers, in connection with the Exchange Offer) with full power of substitution, among other things, to cause the Old Notes to be assigned, transferred and exchanged. The undersigned and each beneficial owner will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuers to be necessary or desirable to complete the assignment, transfer and exchange of the Old Notes tendered hereby.

For purposes of the Exchange Offer, the Issuers shall be deemed to have accepted validly tendered Old Notes when, as and if the Issuers have given oral notice (confirmed in writing) or written notice thereof to the Exchange Agent.

If any tendered Old Notes are not accepted for exchange pursuant to the Exchange Offer because of an invalid tender, the occurrence of certain other events set forth in the Prospectus or otherwise, any such unaccepted Old Notes will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under “Special Delivery Instructions” as promptly as practicable after the Expiration Date.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption “The Exchange Offer — Procedures for Tendering” in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuers upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption “The Exchange Offer — Withdrawal of Tenders.”

Unless otherwise indicated under “Special Exchange Instructions,” please cause the Exchange Notes to be issued, and return any Old Notes not tendered or not accepted for exchange, in the name(s) of the undersigned (and, in the case of Old Notes tendered by book-entry transfer, by credit to the account at DTC). Similarly unless otherwise indicated under “Special Delivery Instructions,” please mail any certificates for Old Notes not tendered or not accepted for exchange (and accompanying documents, as appropriate), and any certificates for Exchange Notes, to the undersigned at the address shown below the undersigned’s signature(s). If both “Special Exchange Instructions” and “Special Delivery Instructions” are completed, please cause the Exchange Notes to be issued, and return any Old Notes not tendered or not accepted for exchange, in the name(s) of, and deliver any certificates for such Old Notes or Exchange Notes to, the person(s) so indicated (and in the case of Old Notes tendered by book-entry transfer, by credit to the account at DTC so indicated). The undersigned recognizes that the Issuers have no obligation, pursuant to the “Special Exchange Instructions,” to transfer any Old Notes from the name of the registered holder(s) thereof if the Issuers do not accept for exchange any of the Old Notes so tendered.

Holders of Old Notes whose Old Notes are not immediately available or who cannot deliver all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus.

TENDERING HOLDER(S) SIGN HERE

Date:

Date:
(Signature of Registered Holder(s) or Authorized Signatory)

(Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for Old Notes hereby tendered or in whose name Old Notes are registered on the books of DTC or one of its participants, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person. See Instruction 3.)

Name(s):
(Please Print)

Capacity:

Address:
(Including Zip Code)

Area Code and Telephone Number:

Taxpayer Identification No.:

GUARANTEE OF SIGNATURE(S)

(IF REQUIRED — SEE INSTRUCTION 3)

Name:

Title:

Address:
(Including Zip Code)

Name of Firm:

Area Code and Telephone Number:

Dated:                     , 2008

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS

OF THE EXCHANGE OFFER

1.	Delivery of This Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.

A holder of Old Notes may tender the same by (i) properly completing and signing this Letter of Transmittal or a facsimile hereof (all references in the Prospectus to the Letter of Transmittal shall be deemed to include a facsimile thereof) and delivering the same, together with the certificate or certificates, if applicable, representing the Old Notes being tendered and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth above on or prior to the Expiration Date, (ii) complying with the procedure for book-entry transfer described below, or (iii) complying with the guaranteed delivery procedures described below.

Holders of Old Notes may tender Old Notes by book-entry transfer by crediting the Old Notes to the Exchange Agent’s account at DTC in accordance with DTC’s Automated Tender Offer Program (“ATOP”) and by complying with applicable ATOP procedures with respect to the Exchange Offer. DTC participants that are accepting the Exchange Offer should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will then send a computer-generated message (an “Agent’s Message”) to the Exchange Agent for its acceptance in which (i) the holder of the Old Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, and (ii) the DTC participant confirms on behalf of itself and the beneficial owners of such Old Notes all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent. Delivery of the Agent’s Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent’s Message. DTC participants may also accept the Exchange Offer by submitting a Notice of Guaranteed Delivery through ATOP.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OLD NOTES AND ANY OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER, AND, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL, IT IS SUGGESTED THAT REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, BE USED. IN ALL CASES SUFFICIENT TIME SHOULD BE ALLOWED TO PERMIT TIMELY DELIVERY. NO OLD NOTES OR LETTERS OF TRANSMITTAL SHOULD BE SENT TO THE ISSUER.

Holders whose Old Notes are not immediately available or who cannot deliver their Old Notes and all other required documents to the Exchange Agent on or prior to the Expiration Date or comply with book-entry transfer procedures on a timely basis must tender their Old Notes pursuant to the guaranteed delivery procedure set forth in the Prospectus. In general, the guaranteed delivery procedure requires: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) on or prior to the Expiration Date, the Exchange Agent must have received from such Eligible Institution a letter, telegram or facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) setting forth the name and address of the tendering holder, the names in which such Old Notes are registered, and, if applicable, the certificate numbers of the Old Notes to be tendered; and (iii) all tendered Old Notes (or a confirmation of any book-entry transfer of such Old Notes into the Exchange Agent’s account at a book-entry transfer facility) as well as this Letter of Transmittal and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date, all as provided in the Prospectus.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Old Notes for exchange.

2.	Partial Tenders; Withdrawals.

If less than the entire principal amount of Old Notes evidenced by a submitted certificate is tendered, the tendering holder must fill in the aggregate principal amount of Old Notes tendered in the box entitled “Description of Old Notes Tendered Herewith.” A newly issued certificate for the Old Notes submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

If not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn prior to the Expiration Date.

To be effective with respect to the tender of Old Notes, a written notice of withdrawal must: (i) be received by the Exchange Agent at the address for the Exchange Agent set forth above before the Expiration Date; (ii) specify the name of the person who tendered the Old Notes to be withdrawn; (iii) identify the Old Notes to be withdrawn (including the principal amount of such Old Notes, or, if applicable, the certificate numbers shown on the particular certificates evidencing such Old Notes and the principal amount of Old Notes represented by such certificates); (iv) include a statement that such holder is withdrawing its election to have such Old Notes exchanged; and (v) be signed by the holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantee). The Exchange Agent will return the properly withdrawn Old Notes promptly following receipt of notice of withdrawal. If Old Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Old Notes or otherwise comply with the book-entry transfer facility’s procedures. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by the Issuers, and such determination will be final and binding on all parties.

Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Old Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Old Notes tendered by book-entry transfer into the Exchange Agent’s account at the book-entry transfer facility pursuant to the book-entry transfer procedures described above, such Old Notes will be credited to an account with such book-entry transfer facility specified by the holder) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered by following one of the procedures described under the caption “The Exchange Offer — Procedures for Tendering” in the Prospectus at any time prior to the Expiration Date.

3.	Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures.

If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If a number of Old Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Old Notes.

When this Letter of Transmittal is signed by the registered holder or holders (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Old Notes) of Old Notes listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required unless Exchange Notes issued in exchange therefor are to be issued, or Old Notes are not tendered or not exchanged are to be returned, in the name of any person other than the registered holder. Signatures on any such certificates or separate written instruments of transfer or exchange must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder or holders of the Old Notes listed, such Old Notes must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Issuers and duly executed by the registered holder, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the Old Notes.

If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuers, proper evidence satisfactory to the Issuers of their authority so to act must be submitted.

Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 3 must be guaranteed by an Eligible Institution.

Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution, unless Old Notes are tendered: (i) by a holder who has not completed the box entitled “Special Exchange Instructions” or “Special Delivery Instructions” on this Letter of Transmittal; or (ii) for the account of an Eligible Institution. In the event that the signatures in this Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by an eligible guarantor institution which is a member of a firm of a registered national securities exchange or of the Financial Industry Regulatory Authority, Inc., a commercial bank or trust company having an office or correspondent in the United States or another “eligible guarantor institution” within the meaning of Rule l7Ad-15 under the Securities Exchange Act of 1934, as amended (an “Eligible Institution”). If Old Notes are registered in the name of a person other than the signer of this Letter of Transmittal, the Old Notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Issuers, in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.

4.	Special Exchange and Delivery Instructions.

Tendering holders should indicate, as applicable, the name and address to which the Exchange Notes or certificates for Old Notes not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the tax identification number of the person named must also be indicated. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the book-entry transfer facility as such holder may designate.

5.	Transfer Taxes.

The Issuers shall pay all transfer taxes, if any, applicable to the transfer and exchange of Old Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes or Old Notes not tendered or accepted for exchange are to be delivered to, or are registered or issued in the name of any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer and exchange of Old Notes to the Issuers or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith the amount of such transfer taxes will be billed directly to such tendering holder.

6.	Waiver of Conditions.

The Issuers reserve the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

7.	Mutilated, Lost, Stolen or Destroyed Securities.

Any holder whose Old Notes have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the address indicated below for further instructions.

8.	Irregularities.

All questions as to the validity, form, eligibility (including time of receipt), and acceptance of Letters of Transmittal or Old Notes will be resolved by the Issuers, whose determination will be final and binding. The Issuers reserve the absolute right to reject any or all Letters of Transmittal or tenders that are not in proper form or the acceptance of which would, in the opinion of the Issuers’ counsel, be unlawful. The Issuers also reserve the right to waive any irregularities or conditions of tender as to the particular Old Notes covered by any Letter of Transmittal or tendered pursuant to such letter. None of the Issuers, the Exchange Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. The Issuers’ interpretation of the terms and conditions of the Exchange Offer shall be final and binding.

9.	Substitute Form W-9.

Each holder of Old Notes whose Old Notes are accepted for exchange (or other payee) is required to provide a correct taxpayer identification number (“TIN”), generally the holder’s Social Security or federal employer identification number, and certain other information, on Substitute Form W-9, which is provided under “Important Tax Information” below, and to certify that the holder (or other payee) is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and 28% federal income tax backup withholding on payments made in connection with the Old Notes. The box in Part 3 of the Substitute Form W-9 may be checked if the holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and a TIN is not provided by the time any payment is made in connection with the Old Notes, 28% of all such payments will be withheld until a TIN is provided.

10.	Requests for Assistance or Additional Copies.

Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number indicated above.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE OR COPY THEREOF (TOGETHER WITH CERTIFICATES OF OLD NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

IMPORTANT TAX INFORMATION

TO ENSURE COMPLIANCE WITH TREASURY DEPARTMENT CIRCULAR 230, YOU ARE HEREBY NOTIFIED THAT: (A) ANY FEDERAL TAX ADVICE CONTAINED HEREIN IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED BY ANY TAXPAYER FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED UNDER THE INTERNAL REVENUE CODE; (B) THE ADVICE IS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTION OR THE MATTERS ADDRESSED HEREIN; AND (C) THE TAXPAYER SHOULD SEEK ADVICE BASED ON THE TAXPAYER’S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

To prevent backup withholding on interest payments on the Notes, each U.S. Holder (as defined below) should either (i) provide his, her or its correct TIN by completing the copy of the substitute IRS Form W-9 attached to this Letter of Transmittal, certifying that (a) he, she or it is a “United States person” (as defined in section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”)), (b) the TIN provided is correct (or that such U.S. Holder is awaiting a TIN) and (c) that the U.S. Holder is exempt from backup withholding because (1) the holder has not been notified by the Internal Revenue Service (the “IRS”) that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends, or (2) the IRS has notified the U.S. Holder that he, she or it is no longer subject to backup withholding or (ii) otherwise establish an exemption. If you do not provide a completed Substitute Form W-9 to the withholding agent, backup withholding may begin and continue until you furnish your TIN. If you do not provide the withholding agent with the correct TIN or an adequate basis for exemption, you may be subject to a $50 penalty imposed by the IRS, and payments may be subject to backup withholding at a rate of 28% (until 2010, at which time the rate is currently scheduled to be 31%). If withholding results in an overpayment of taxes, a refund may be obtained.

To prevent backup withholding, a Non-U.S. Holder should (i) submit a properly completed IRS Form W-8 BEN or other Form W-8 to the exchange agent, certifying under penalties of perjury to the holder’s foreign status or (ii) otherwise establish an exemption. IRS Forms W-8 may be obtained on the web at www.irs.gov.

Certain holders (including, among others, corporations) are exempt recipients generally not subject to these backup withholding requirements. See the enclosed copy of the IRS Substitute Form W-9 and Guidelines for Request for Taxpayer Identification Number on Substitute Form W-9. To avoid possible erroneous backup withholding, exempt U.S. Holders, while not required to file Substitute Form W-9, should complete and return the Substitute Form W-9 and check the “Exempt” box on its face.

For the purposes of these instructions, a “U.S. Holder” is (i) an individual who is a citizen or resident alien of the United States, (ii) a corporation (including an entity taxable as a corporation) created under the laws of the United States or of any political subdivision thereof, (iii) an estate the income of which is subject to U.S. federal income tax regardless of its source, or (iv) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person. Holders that are, or hold Notes through, partnerships and other pass-through entities should consult their tax advisors regarding their treatment for purposes of these instructions. A “Non-U.S. Holder” is any holder (other than a holder that is, or holds its shares through, a partnership or other pass-through entity) that is not a U.S. Holder.

If a partnership (including any entity or arrangement treated as a partnership or other pass-through entity for United States federal income tax purposes) is a holder of a Note, the United States federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partners and partnerships should consult their tax advisors as to the particular federal income tax consequences applicable to them.

See the enclosed Guidelines for Request for Taxpayer Identification Number on Substitute Form W-9 for additional information and instructions.

Please complete the Substitute Form W-9 below.

PAYOR’S NAME: THE BANK OF NEW YORK TRUST COMPANY, N.A.

SUBSTITUTE Form W-9	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW:	Social Security Number OR

Department of Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification

Part 2 — Certification —

Under Penalties of Perjury, I certify that:

(1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me),

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. citizen or other U.S. person (including a U.S. resident alien).

Part 3 — Awaiting TIN ☐
Certification Instructions — You must cross out item (2) in the box above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

Signature	Date 2008

NOTE:	IF YOU DO NOT COMPLETE AND RETURN THIS FORM YOU MAY BE SUBJECT TO BACKUP WITHHOLDING OF 28% OF PAYMENTS MADE TO YOU UNDER THIS EXCHANGE OFFER. FOR MORE INFORMATION, PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9.

NOTE: YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Center or Social Security Administration Office or (b) I intend to mail or deliver such application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 28% of all reportable payments made to me thereafter will be withheld until I provide a taxpayer identification number.

Signature             Date